UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017

Innospec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8310 South Valley Highway, Suite 350, Englewood, Colorado		CO 80112
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 792 5554

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Innospec Inc. (the "Company") held its Annual Meeting of Stockholders on May 10, 2017. The matters voted upon and the results of such voting are set forth below. Each proposal is described in more detail in the Company's Proxy Statement filed and provided to stockholders in connection with the meeting.

Proposal 1 - Re-election of two Class I Directors

Hugh G.C. Aldous

For 20,266,494
Withheld 1,454,886
Non Votes 1,436,601

Joachim Roeser

For 21,113,458
Withheld 607,922
Non Votes 1,436,601

Proposal 2 - Advisory vote on the frequency of the advisory vote on executive compensation

Frequency:
1 Year 17,266,086
2 Years 232,035
3 Years 4,212,384
Abstain 10,893
Non Votes 1,436,601

Proposal 3 - Advisory approval of the Company's executive compensation

Compensation
For 21,559,096
Against 133,635
Abstain 28,649
Non Votes 1,436,601

Proposal 4 - Ratification of the appointment of the Company's independent registered public accounting firm

Auditors
For 22,904,089
Against 245,549
Abstain 8,343
Non Votes 0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

May 10, 2017	By:	David E. Williams

Name: David E. Williams
Title: VP, General Counsel, CCO and Corporate Secretary